                                                                   EX-99.906CERT

                            SECTION 906 CERTIFICATION


         Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of Nations Separate Account Trust (the "Registrant"), hereby certifies, to the best of his knowledge, that the Registrant's report on Form N-CSR for the period ended
June 30, 2003 (the "Report") fully complies with the requirements of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


         Date: August 21, 2003

                                               /s/ Robert H. Gordon
                                               ------------------------
                                               Robert H. Gordon
                                               President
                                               Nations Separate Account Trust

                                                                   EX-99.906CERT

                            SECTION 906 CERTIFICATION


         Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of Nations Separate Account Trust (the "Registrant"), hereby certifies, to the best of his knowledge, that the Registrant's report on Form N-CSR for the period ended
June 30, 2003 (the "Report") fully complies with the requirements of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


         Date: August 21, 2003

                                                  /s/ Edward D. Bedard
                                                  ------------------------
                                                  Edward D. Bedard
                                                  Chief Financial Officer
                                                  Nations Separate Account Trust